Pledged Assets and Collateral [Text Block]	6 Months Ended
Sep. 30, 2018
Text Block [Abstract]
Pledged Assets and Collateral [Text Block]

6.    PLEDGED ASSETS AND COLLATERAL

At September 30, 2018, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2018
(in millions)
Trading account securities	¥7,703,892
Investment securities	9,178,501
Loans	13,956,677
Other	50,714

Total	¥30,889,784

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2018
(in millions)
Deposits	¥268,091
Call money and funds purchased	16,351
Payables under repurchase agreements and securities lending transactions	16,269,396
Other short-term borrowings and long-term debt	14,319,750
Other	16,196

Total	¥30,889,784

At September 30, 2018, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets with a combined carrying value of ¥19,516,177 million were pledged for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Japanese Banks’ Payment Clearing Network, for derivative transactions and for certain other purposes.

The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.

At March 31, 2018 and September 30, 2018, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥1,473,109 million and ¥1,765,418 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥1,158,053 million and ¥860,072 million, respectively.